                                  AIM ADVISOR
                              LARGE CAP VALUE FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT            DECEMBER 31, 1997

                     -------------------------------------

                        AIM ADVISOR LARGE CAP VALUE FUND

                              For shareholders who

                            seek a high total return

                                 on investment

                          through capital appreciation

                               and current income,

                               without regard to

                       federal income tax considerations.

                     -------------------------------------

                                  [COVER PHOTO
                                  APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable 1% contingent deferred sales charge
    (CDSC), which is applicable for 12 months following the date of each purchase. The performance of the Fund's Class A and Class C shares will differ due to differing fees and expenses.
o During 1997, the Fund paid distributions of $2.8583 and $2.7094 per share on Class A and Class C shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.




                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                   Dear Fellow Shareholder:

                   1997 proved an eventful year in securities markets. The Dow
   [PHOTO OF       Jones Industrial Average reached its all-time high--and also
  Charles T.       had its largest one-day point drop ever, though not its
    Bauer,         largest percentage drop. Volatility was unabated, and we
Chairman of        experienced the first 10% stock market correction in the U.S.
the Board of       since 1991.
  THE FUND             Never dull and occasionally unsettling, 1997 was also
APPEARS HERE]      a very good year for many investments. For an unprecedented third year in a row, domestic equities rose more than 20%.
                   Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                       Market expectations performed an about-face during the
year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                        --------------------------------

                         In uncertain times like these,

                           your financial consultant

                            remains your best source

                        for information on market trends

                               and for advice on

                          how to invest strategically

                            rather than emotionally.

                        --------------------------------

The Managers' Overview

DESPITE VOLATILE MARKET, FUND POSTS
EXCELLENT RETURNS

A roundtable discussion with the Fund management team for AIM Advisor Large Cap Value Fund for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
Q.  IT WAS A TURBULENT YEAR IN THE STOCK MARKET. HOW DID THE FUND PERFORM?

A. Despite volatility and a major market correction, your Fund continued to provide excellent returns. For the fiscal year ended December 31, 1997, the Fund had a total return of 31.66% for Class A shares and 30.66% for Class C shares, besting the 26.96% total return for the Lipper Growth and Income Fund Index.
        In managing the Fund, we emphasize stability and consistency of returns. During the difficult fourth quarter of 1997, the Fund posted a total return of 3.16% for Class A shares and 2.96% for Class C shares. That was better than 1.05% total return for the Lipper Growth and Income Fund Index and the 2.87% total return for the Standard and Poor's Composite Index of 500 stocks (S&P 500).

Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?

A. Although the DJIA soared to record heights in 1997, the market experienced two major downturns, the first from mid-March to mid-April when the industrial average lost nearly 10% of its value. The initial selloff stemmed from concerns that inflation, the product of rapid economic growth, might accelerate and erode corporate profits. However, inflation remained subdued and the market resumed its upward climb at the end of April.

================================================================================
TOTAL RETURNS
--------------------------------------------------------------------------------

As of 12/31/97

FUND CLASS A                       31.66%

FUND CLASS C                       30.66%

LIPPER GROWTH & INCOME FUND INDEX  26.96%
================================================================================

        The second and more dramatic of the two selloffs occurred from early August to late October and saw the DJIA lose 13.2% of its value, marking the first correction of the seven-year bull market. A correction is generally defined as a drop of 10% or more in the stock market. It was precipitated by currency devaluations in Southeast Asia and culminated on October 27, when the DJIA plunged 554 points or 7.2% in a single day.

Q.  WHAT TRIGGERED THE EVENTS OF OCTOBER 27, 1997?

A. The Southeast Asian currency devaluations sparked a major selloff in the Hong Kong market with global repercussions. Stock markets plummeted worldwide. Although the sharp drop in the DJIA was followed by an impressive rally on October 28, the stock market remained extremely volatile for the remainder of the year because of the currency situation in Asia. The DJIA was unable to recoup all of its losses and ended the year below the record high it set in early August.

Q.  HOW DID INVESTORS REACT TO SUCH UNSTABLE MARKET CONDITIONS?

A. For most of the year, investors tended to favor the more liquid stocks of larger companies with more predictable earnings. This trend was interrupted in the third quarter of 1997 when the lower-priced stocks of smaller companies with greater earnings potential emerged as the market leaders. However, when the problems in Asia jolted stock markets worldwide, investors again shifted their focus to large-company stocks.

Q.  HOW DID MARKET TRENDS AFFECT FUND PERFORMANCE?

A. With large-company stocks forming 85% of the portfolio, the Fund was in a good position to take advantage of the market sentiment favoring large-cap equities. Although mid-sized company stocks, which formed the remaining 15% of the Fund's holdings, logged solid gains for the year, large-cap stocks were the stronger performers. The Fund also benefited from its exposure to the financial and health-care sectors.
        Among the Fund's top sector holdings as of December 31, 1997, were: financial, 19%; technology, 12%; and health care, 10%.

Q.  WHAT WAS BEHIND THE STRONG PERFORMANCE OF FINANCIAL-COMPANY STOCKS?

A. The financial sector was the top-performing Dow Jones U.S. industry group in 1997. The sector benefited from declining interest rates, low inflation, and a continuing wave of mergers and acquisitions. For example, First of America Bank Corp., one of the top holdings in the portfolio, approved a merger agreement with National City Corp. which is expected to be finalized early in 1998. First of America Bank reported strong earnings in 1997.
        The Fund also benefited from owning the stocks of First Chicago N.B.D Corp., NationsBank Corp., and American


                     --------------------------------------

                              In managing the Fund,

                           we emphasize stability and

                             consistency of returns.

                     --------------------------------------

          See important fund and index disclosures inside front cover.

PORTFOLIO HOLDINGS

As of 12/31/97, based on total net assets


====================================================================================================================================
Top 10 Equity Holdings                                           Top 10 Industries
------------------------------------------------------------------------------------------------------------------------------------

1.  First of America Bank Corp.                    2.61%         1.  Electric Companies                             8.04%
2.  First Chicago N.B.D. Corp.                     2.53          2.  Oil (International Integrated)                 6.24
3.  Schering-Plough Corp.                          2.50          3.  Computers (Hardware)                           5.73
4.  Computer Associates International, Inc.        2.46          4.  Health Care (Drugs--Major Pharmaceuticals)     5.54
5.  UST, Inc.                                      2.44          5.  Computers (Software & Services)                4.90
6.  Electronic Data Systems Corp.                  2.44          6.  Financial (Diversified)                        4.81
7.  SUPERVALU, Inc.                                2.27          7.  Tobacco                                        4.46
8.  Textron Inc.                                   2.26          8.  Insurance (Property--Casualty)                 3.70
9.  Dun & Bradstreet Corp.                         2.18          9.  Banks (Major Regional)                         3.30
10. International Business Machines Corp.          2.12          10. Health Care (Diversified)                      2.96

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
====================================================================================================================================

    General Corp.
        If the low-interest-rate, low-inflation environment persists, it should be a boon to financial companies. However, firms that were heavily involved in making loans in Southeast Asia could be adversely affected by the currency devaluations in that region.

Q. IT WAS A DIFFICULT YEAR FOR THE TECHNOLOGY SECTOR. HOW DID THE FUND'S TECHNOLOGY STOCKS PERFORM?

A. Although the technology sector was hard hit by the Asian currency crisis, the technology stocks in the portfolio significantly outperformed their counterparts in the S&P 500.
        In selecting stocks for the portfolio, including our technology holdings, we look for attractively priced issues of high-quality companies that have been profitable in the past and are expected to be profitable in the future.
        Technology stocks that we liked included Computer Associates International, Inc., the third largest independent software company in the world. The company reported record earnings for the quarter ended December 31, 1997. The Fund also benefited from owning the stocks of Electronic Data Systems Corp., a major provider of information technology services, and Hewlett Packard, a leader in computer sales.

Q.  WHERE WAS YOUR EMPHASIS IN THE HEALTH-CARE SECTOR?

A. Our main focus was on the stocks of pharmaceutical companies and medical-product suppliers. These companies have been providing a steady stream of products to the market to meet the needs of a health-conscious population. One of the top-performing health-care stocks in the portfolio was Schering-Plough Corp., a developer and marketer of prescription drugs, animal health products, and over-the-counter drugs and products, including several brand-name items. The company reported strong sales in 1997.
        Other top-performing health-care stocks in the portfolio included Abbott Laboratories, Merck & Co., Inc., and Lilly (Eli) & Co.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. We continue to be optimistic about the stock market. In the U.S., the economic fundamentals are sound: inflation is low, corporate profits are strong, and the economy is growing at a healthy pace. However, after a record three straight years of 20% or more returns, we believe that it is unlikely that stocks will post similar gains in 1998. Moreover, the problems in Asia could slow economic growth, reducing corporate profits and stock returns.
        1997 was one of the more volatile years in recent decades in the financial markets, and that trend could persist over the coming months. In such an environment, investors would be well advised to focus on their long-term financial goals rather than transitory fluctuations in the markets. Moreover, we believe the Fund is well positioned, regardless of trends in the market.

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM ADVISOR LARGE CAP VALUE FUND VS. BENCHMARK INDEX

The chart below compares your Fund's Class C shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 12/31/87-12/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Standard & Poor's Composite Index of 500 Stocks. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

GROWTH OF A $10,000 INVESTMENT

12/31/87-12/31/97

--------------------------------------------------------------------------------
                          AIM ADVISOR LARGE CAP                S&P 500
                       VALUE FUND, CLASS C  SHARES              INDEX
--------------------------------------------------------------------------------
                            (In thousands)
12/87                          $10,000                         $10,000

12/88                           11,403                          11,650

12/89                           13,890                          15,330

12/90                           13,502                          14,852

12/91                           18,037                          19,358

12/92                           18,908                          20,831

12/93                           20,640                          22,921

12/94                           21,196                          23,232

12/95                           27,613                          31,931

12/96                           32,272                          39,243

12/97                           41,740                          52,317
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including sales charges

Class C Shares

  1 Year                     29.66%**
  5 Years                    17.46
 10 Years                    15.39

**30.66% excluding sales charge

Class A Shares

Inception (12/31/96)         24.43%*

*31.66% excluding sales charge
================================================================================

Source: Towers Data Systems HYPO -- Registered Trademark --; Lehman Brothers. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                    MARKET
                                       SHARES       VALUE
COMMON STOCKS-97.26%
AEROSPACE/DEFENSE-1.99%
Lockheed Martin Corp.                   35,860   $  3,532,210
-------------------------------------------------------------
AGRICULTURAL PRODUCTS-1.09%
Archer-Daniels-Midland Co.              89,250      1,935,609
-------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.85%
Cooper Tire & Rubber Co.                62,000      1,511,250
-------------------------------------------------------------
AUTOMOBILES-1.59%
Chrysler Corp.                          80,000      2,815,000
-------------------------------------------------------------
BANKS (MAJOR REGIONAL)-3.30%
First Union Corp.                       60,000      3,075,000
-------------------------------------------------------------
NationsBank Corp.                       45,674      2,777,550
-------------------------------------------------------------
                                                    5,852,550
-------------------------------------------------------------
BANKS (MONEY CENTER)-2.53%
First Chicago N.B.D. Corp.              53,800      4,492,300
-------------------------------------------------------------
BANKS (REGIONAL)-2.61%
First of America Bank Corp.             60,000      4,627,500
-------------------------------------------------------------
BEVERAGES (NON-ALCOHOLIC)-1.75%
PepsiCo, Inc.                           85,000      3,097,188
-------------------------------------------------------------
CHEMICALS-0.97%
Dow Chemical Co. (The)                  17,000      1,725,500
-------------------------------------------------------------
COMPUTERS (HARDWARE)-5.73%
Compaq Computer Corp.                   51,250      2,892,422
-------------------------------------------------------------
Hewlett-Packard Co.                     56,000      3,500,000
-------------------------------------------------------------
International Business Machines Corp.   36,000      3,764,250
-------------------------------------------------------------
                                                   10,156,672
-------------------------------------------------------------
COMPUTERS (SOFTWARE & SERVICES)-4.90%
Computer Associates International,
  Inc.                                  82,500      4,362,188
-------------------------------------------------------------
Electronic Data Systems Corp.           98,300      4,319,056
-------------------------------------------------------------
                                                    8,681,244
-------------------------------------------------------------
DISTRIBUTORS (FOOD & HEALTH)-2.27%
SUPERVALU, INC.                         96,000      4,020,000
-------------------------------------------------------------
ELECTRIC COMPANIES-8.04%
Baltimore Gas & Electric Co.            55,500      1,890,469
-------------------------------------------------------------
Cinergy Corp.                           61,000      2,337,063
-------------------------------------------------------------
Entergy Corp.                          120,000      3,592,500
-------------------------------------------------------------
PP&L Resources, Inc.                    70,000      1,675,625
-------------------------------------------------------------
SCANA Corp.                             54,500      1,631,594
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
ELECTRIC COMPANIES-(CONTINUED)
Texas Utilities Co.                     75,000   $  3,117,189
-------------------------------------------------------------
                                                   14,244,440
-------------------------------------------------------------
ELECTRICAL EQUIPMENT-1.99%
General Electric Co.                    48,000      3,522,000
-------------------------------------------------------------
ELECTRONICS (DEFENSE)-1.12%
Raytheon Co.                            39,400      1,989,700
-------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-4.81%
American General Corp.                  48,600      2,627,438
-------------------------------------------------------------
Fannie Mae                              40,000      2,282,500
-------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover
  & Co.                                 61,050      3,609,581
-------------------------------------------------------------
                                                    8,519,519
-------------------------------------------------------------
FOODS-1.67%
H.J. Heinz Co.                          58,350      2,964,909
-------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-2.96%
Abbott Laboratories                     41,600      2,727,400
-------------------------------------------------------------
American Home Products Corp.            32,900      2,516,850
-------------------------------------------------------------
                                                    5,244,250
-------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-5.54%
Lilly (Eli) & Co.                       30,400      2,116,600
-------------------------------------------------------------
Merck & Co., Inc.                       30,900      3,283,125
-------------------------------------------------------------
Schering-Plough Corp.                   71,200      4,423,300
-------------------------------------------------------------
                                                    9,823,025
-------------------------------------------------------------
HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.59%
Columbia/HCA Healthcare Corp.           95,200      2,820,300
-------------------------------------------------------------
HOUSEHOLD FURNITURE & APPLIANCES-1.04%
Maytag Corp.                            49,200      1,835,775
-------------------------------------------------------------
HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.11%
Kimberly-Clark Corp.                    40,000      1,972,500
-------------------------------------------------------------
HOUSEWARES-1.05%
Fortune Brands, Inc.                    50,000      1,853,125
-------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-1.06%
Jefferson-Pilot Corp.                   24,000      1,869,000
-------------------------------------------------------------
INSURANCE (PROPERTY-CASUALTY)-3.70%
Chubb Corp.                             25,000      1,890,625
-------------------------------------------------------------
General Re Corp.                        13,500      2,862,000
-------------------------------------------------------------
SAFECO Corp.                            37,000      1,803,750
-------------------------------------------------------------
                                                    6,556,375
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
MACHINERY (DIVERSIFIED)-0.98%
Dover Corp.                             48,000   $  1,734,000
-------------------------------------------------------------
MANUFACTURING (DIVERSIFIED)-2.26%
Textron, Inc.                           64,000      4,000,000
-------------------------------------------------------------
MANUFACTURING (SPECIALIZED)-0.82%
York International Corp.                36,700      1,451,944
-------------------------------------------------------------
METALS MINING-0.70%
Phelps Dodge Corp.                      20,000      1,245,000
-------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES-1.05%
Pitney Bowes, Inc.                      20,700      1,861,706
-------------------------------------------------------------
OIL (INTERNATIONAL INTEGRATED)-6.24%
Amoco Corp.                             24,600      2,094,074
-------------------------------------------------------------
Exxon Corp.                             52,000      3,181,750
-------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 60,000      2,553,750
-------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             59,600      3,229,575
-------------------------------------------------------------
                                                   11,059,149
-------------------------------------------------------------
PAPER & FOREST PRODUCTS-0.89%
Westvaco Corp.                          50,000      1,571,874
-------------------------------------------------------------
PHOTOGRAPHY/IMAGING-2.08%
Xerox Corp.                             50,000      3,690,625
-------------------------------------------------------------
RAILROADS-1.23%
Illinois Central Corp.                  64,200      2,186,812
-------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-2.14%
Lowe's Companies, Inc.                  46,200      2,203,163
-------------------------------------------------------------
Sherwin-Williams Co.                    57,300      1,590,074
-------------------------------------------------------------
                                                    3,793,237
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
RETAIL (DEPARTMENT STORES)-1.36%
J.C. Penney Co., Inc.                   40,000   $  2,412,500
-------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-2.18%
Dun & Bradstreet Corp.                 125,000      3,867,188
-------------------------------------------------------------
TELEPHONE-2.29%
Southern New England
  Telecommunications Corp.              35,000      1,760,937
-------------------------------------------------------------
Telefonos de Mexico S.A.-ADR (Mexico)   40,800      2,287,350
-------------------------------------------------------------
                                                    4,048,287
-------------------------------------------------------------
TEXTILES (APPAREL)-1.18%
Liz Claiborne, Inc.                     49,800      2,082,262
-------------------------------------------------------------
TEXTILES (HOME FURNISHINGS)-0.98%
Shaw Industries, Inc.                  149,000      1,732,124
-------------------------------------------------------------
TOBACCO-4.46%
Philip Morris Companies, Inc.           79,200      3,588,750
-------------------------------------------------------------
UST, Inc.                              117,000      4,321,689
-------------------------------------------------------------
                                                    7,910,439
-------------------------------------------------------------
WASTE MANAGEMENT-1.16%
Waste Management, Inc.                  75,000      2,062,500
-------------------------------------------------------------
    Total Common Stocks                           172,371,588
-------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-2.73%(a)
Smith Barney Inc., 6.75%,
  01/02/98(b)                        $4,839,870      4,839,870
--------------------------------------------------------------
TOTAL INVESTMENTS-99.99%                           177,211,458
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.01%                     16,369
--------------------------------------------------------------
NET ASSETS-100.00%                                $177,227,827
--------------------------------------------------------------

Notes to Schedule of Investments:

(a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investments companies managed by the investment advisor or its affiliates.
(b) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

Abbreviations:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:
Investments, at market value (cost
  $109,675,167)                              $177,211,458
---------------------------------------------------------
Receivables for:
  Capital stock sold                              278,933
---------------------------------------------------------
  Interest and dividends                          406,277
---------------------------------------------------------
Investment for deferred compensation plan           2,092
---------------------------------------------------------
Other assets                                        4,436
---------------------------------------------------------
    Total assets                              177,903,196
---------------------------------------------------------
LIABILITIES:
Payables for:
  Capital stock reacquired                         56,225
---------------------------------------------------------
  Deferred compensation plan                        2,092
---------------------------------------------------------
Accrued advisory fees                             110,771
---------------------------------------------------------
Accrued operating services fees                    66,462
---------------------------------------------------------
Accrued distribution fees                         422,994
---------------------------------------------------------
Accrued directors' fees and expenses               16,825
---------------------------------------------------------
    Total liabilities                             675,369
---------------------------------------------------------
Net assets applicable to shares outstanding  $177,227,827
=========================================================
NET ASSETS:
Class A                                      $  5,000,130
=========================================================
Class C                                      $172,227,697
=========================================================
CAPITAL STOCK, $.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     207,399
=========================================================
Class C
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   7,153,303
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      24.11
=========================================================
  Offering price per share:
    (Net asset value of $24.11 divided by
       94.50%)                               $      25.51
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      24.08
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
Interest                                     $   330,699
--------------------------------------------------------
Dividends (net of $5,361 foreign
  withholding tax)                             3,197,343
--------------------------------------------------------
    Total investment income                    3,528,042
--------------------------------------------------------
EXPENSES:
Advisory fees                                  1,184,878
--------------------------------------------------------
Operating services fees                          710,927
--------------------------------------------------------
Directors' fees and expenses                      18,267
--------------------------------------------------------
Distribution fees-Class A                          5,462
--------------------------------------------------------
Distribution fees-Class C                      1,564,270
--------------------------------------------------------
    Total expenses                             3,483,804
--------------------------------------------------------
Less: Fees waived by distributor                  (1,570)
--------------------------------------------------------
    Net expenses                               3,482,234
--------------------------------------------------------
Net investment income                             45,808
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:
Net realized gain from investment
  securities                                  17,674,268
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  24,024,117
--------------------------------------------------------
    Net gain on investment securities         41,698,385
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $41,744,193
========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
OPERATIONS:
  Net investment income                                       $     45,808   $    302,211
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  17,674,268      5,485,198
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              24,024,117     14,241,394
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        41,744,193     20,028,803
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (6,926)            --
-----------------------------------------------------------------------------------------
  Class C                                                          (10,706)      (326,780)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (415,931)            --
-----------------------------------------------------------------------------------------
  Class C                                                      (17,806,373)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        5,055,769             --
-----------------------------------------------------------------------------------------
  Class C                                                       11,252,055      4,140,414
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  39,812,081     23,842,437
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          137,415,746    113,573,309
-----------------------------------------------------------------------------------------
  End of period                                               $177,227,827   $137,415,746
=========================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $105,927,721   $ 89,619,897
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         5,961        (22,215)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     3,757,854      4,305,890
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              67,536,291     43,512,174
-----------------------------------------------------------------------------------------
                                                              $177,227,827   $137,415,746
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund", formerly INVESCO Advisor Equity Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company" formerly, INVESCO Advisor Funds, Inc.) The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment agreement, the Fund paid ISI an advisory fee equal to an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the prior sub-advisory agreement between ISI and ICM, ISI paid ICM a sub-advisory fee equal to an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of average daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $313,139 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of average daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $397,788.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class C shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at a maximum annual rate of 0.35% of the average daily net assets attributable to the Class A shares. AIM has voluntarily agreed to limit the Plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Plan, pays AIM Distributors a maximum annual rate of 1.00% of the Fund's average daily net assets attributable to the Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A and C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period August 4, 1997 to December 31, 1997, the Class A and Class C shares paid AIM Distributors $3,069 and $683,679, respectively, as compensation under the Plan. During the year ended December 31, 1997 AIM Distributors and ISI waived fees of $1,570 for the Class A shares. Prior to August 4, 1997, the Fund entered into a distribution plan with ISI in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. During the period January 1, 1997 to August 3, 1997 the Class A and Class C shares paid ISI $823 and $880,591, respectively as compensation under the Plan.
  AIM Distributors received commissions of $7,461 from sales of Class A shares of the Fund during the period August 4, 1997 to December 31, 1997. ISI received commissions of $999 from sales of Class A shares of the Fund during the period January 1, 1997 through August 3, 1997. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $570 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $8,692 in contingent deferred sales charges imposed on redemptions of shares.
  The combined effect of the master investment advisory agreements and operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $625 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 4-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $52,014,131 and $53,036,580, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities $68,808,948
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,272,657)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $67,536,291
=============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                       1997                       1996
                                                              -----------------------   ------------------------
                                                               SHARES       AMOUNT       SHARES        AMOUNT
                                                              --------   ------------   ---------   ------------
Sold:
  Class A**                                                    198,806   $  4,859,057          --   $         --
----------------------------------------------------------------------------------------------------------------
  Class C                                                      745,080     17,246,229   1,052,644     19,738,118
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A**                                                     15,389        365,541          --             --
----------------------------------------------------------------------------------------------------------------
  Class C                                                      683,868     16,255,395      13,084        248,270
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A**                                                     (6,796)      (168,829)         --             --
----------------------------------------------------------------------------------------------------------------
  Class C                                                     (955,477)   (22,249,569)   (837,888)   (15,845,974)
----------------------------------------------------------------------------------------------------------------
                                                               680,870   $ 16,307,824     227,840   $  4,140,414
================================================================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class A shares commenced operations on January 1, 1997.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1997.(a)

CLASS A:

                                                              1997(B)
                                                              -------
Net asset value, beginning of period                          $ 20.57
------------------------------------------------------------  -------
Income from investment operations:
  Net investment income                                          0.23(c)
------------------------------------------------------------  -------
  Net gains on securities (both realized and unrealized)         6.17
------------------------------------------------------------  -------
    Total from investment operations                             6.40
------------------------------------------------------------  -------
Less distributions:
  Dividends from net investment income                          (0.15)
------------------------------------------------------------  -------
  Distributions from capital gains                              (2.71)
------------------------------------------------------------  -------
    Total distributions                                         (2.86)
------------------------------------------------------------  -------
Net asset value, end of period                                $ 24.11
============================================================  =======
Total return(d)                                                 31.66%
============================================================  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,000
============================================================  =======
Ratio of expenses to average net assets(e)                       1.46%(f)
============================================================  =======
Ratio of net investment income to average net assets(g)          0.77%(f)
============================================================  =======
Portfolio turnover rate                                            34%
============================================================  =======
Average brokerage commission rate(h)                          $0.0538
============================================================  =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.56%.
(f) Ratios are based on average net assets of $1,570,213.
(g) After fee waivers. Ratio of net investment income to average net assets prior to fee waivers was 0.67%.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

CLASS C:(A)

                                                              1997(B)        1996       1995       1994       1993
                                                              --------     --------   --------   --------   --------
Net asset value, beginning of period                          $  20.57     $  17.60   $  13.96   $  14.90   $  15.82
------------------------------------------------------------  --------     --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.01(c)      0.05       0.10       0.09       0.10
------------------------------------------------------------  --------     --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.21         2.97       4.11       0.32       1.35
------------------------------------------------------------  --------     --------   --------   --------   --------
    Total from investment operations                              6.22         3.02       4.21       0.41       1.45
------------------------------------------------------------  --------     --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                              --        (0.05)     (0.10)     (0.09)     (0.10)
------------------------------------------------------------  --------     --------   --------   --------   --------
  Distributions from capital gains                               (2.71)          --      (0.47)     (1.26)     (2.27)
------------------------------------------------------------  --------     --------   --------   --------   --------
    Total distributions                                          (2.71)       (0.05)     (0.57)     (1.35)     (2.37)
------------------------------------------------------------  --------     --------   --------   --------   --------
Net asset value, end of period                                $  24.08     $  20.57   $  17.60   $  13.96   $  14.90
============================================================  ========     ========   ========   ========   ========
Total return(d)                                                  30.66%       17.17%     30.28%      2.69%      9.16%
============================================================  ========     ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $172,228     $137,416   $113,573   $ 77,929   $ 86,659
============================================================  ========     ========   ========   ========   ========
Ratio of expenses to average net assets(e)                        2.21%(f)     2.26%      2.28%      2.25%      2.25%
============================================================  ========     ========   ========   ========   ========
Ratio of net investment income to average net assets(e)           0.02%(f)     0.24%      0.64%      0.61%      0.62%
============================================================  ========     ========   ========   ========   ========
Portfolio turnover rate                                             34%          19%        17%        21%        47%
============================================================  ========     ========   ========   ========   ========
Average brokerage commission rate(g)                          $ 0.0538     $ 0.0590        N/A        N/A        N/A
============================================================  ========     ========   ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.25% and 0.62%, respectively, for 1993.
(f) Ratios are based on average net assets of $156,522,171.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of the AIM Advisor Funds, Inc.

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor Large Cap Value Fund, one of the portfolios of the AIM Advisor Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           INVESCO Capital Management, Inc.
                                                                                            1315 Peachtree Street, N.E.
Jack Fields                                 Dana R. Sutton                                  Atlanta, GA  30309
Chief Executive Officer                     Vice President and Assistant Treasurer
Texana Global, Inc.;                                                                        TRANSFER AGENT
Formerly Member of the                      Robert G. Alley
U.S. House of Representatives               Vice President                                  A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Carl Frischling                             Stuart W. Coco                                  Houston, TX 77210-4739
Partner                                     Vice President
Kramer, Levin, Naftalis & Frankel                                                           CUSTODIAN
                                            Melville B. Cox
Robert H. Graham                            Vice President                                  State Street Bank and Trust Company
President and Chief Executive Officer                                                       225 Franklin Street
A I M Management Group Inc.                 Karen Dunn Kelly                                Boston, MA 02110
                                            Vice President
John F. Kroeger                                                                             COUNSEL TO THE FUND
Formerly Consultant                         Jonathan C. Schoolar
Wendell & Stockel Associates, Inc.          Vice President                                  Ballard Spahr
                                                                                            Andrews & Ingersoll
Lewis F. Pennock                            P. Michelle Grace                               1735 Market Street
Attorney                                    Assistant Secretary                             Philadelphia, PA 19103

Ian W. Robinson                             Nancy L. Martin                                 COUNSEL TO THE DIRECTORS
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                          Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                     Ofelia M. Mayo                                  919 Third Avenue
Bell Atlantic Management                    Assistant Secretary                             New York, NY 10022
Services, Inc.
                                            Lisa A. Moss                                    DISTRIBUTOR
Louis S. Sklar                              Assistant Secretary
Executive Vice President                                                                    A I M Distributors, Inc.
Hines Interests                             Kathleen J. Pflueger                            11 Greenway Plaza
Limited Partnership                         Assistant Secretary                             Suite 100
                                                                                            Houston, TX 77046
                                            Samuel D. Sirko
                                            Assistant Secretary                             AUDITORS

                                            Stephen I. Winer                                Price Waterhouse LLP
                                            Assistant Secretary                             950 Seventeenth Street
                                                                                            Suite 2500
                                            Mary J. Benson                                  Denver, CO 80202
                                            Assistant Treasurer





REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Large Cap Value Fund Class A and Class C shares paid ordinary dividends in the amount of $0.2805 and $0.1315 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1997. Of these amounts, 100% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $2.5779 per share for Class A shares and Class C shares during the Fund's tax year ended December 31, 1997. Of these amounts, 51.21% is 20% rate gain.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$83 billion in assets for more than 3.7 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of December 31, 1997. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-








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